Exhibit 99.1

CVB Financial Corp.

February 2014

4Q Results 2013 | cbbank.com

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws and regulations (including laws, regulations and judicial decisions concerning financial reform, taxes, banking capital levels, securities, employment, executive compensation, insurance and information security) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rate or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats including loss of system functionality or theft or loss of Company or customer data; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard- setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries or investigations and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2012, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

4Q Results 2013 | cbbank.com

2

CVB Financial Corp. (CVBF)

Total Assets: $6.7 Billion

Gross Loans: $3.5 Billion

Total Deposits (Including Repos): $5.5 Billion

Total Equity: $772 Million

Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974

Locations in 40 cities with 38 business financial centers and 6 commercial banking centers and 3 trust office locations throughout the Inland Empire, LA County, Orange County and the Central Valley of California

Average Cost of Deposits = 0.10%

Source: Q4 2013 earnings release & company filings. *non-covered loans

4Q Results 2013 | cbbank.com

3

Experienced Leadership

Name

Christopher D. Myers

Richard C. Thomas

James F. Dowd

David C. Harvey

David A. Brager

R. Daniel Banis

Yamynn DeAngelis

Richard Wohl

Position

President & CEO

Executive Vice President

Chief Financial Officer

Executive Vice President

Chief Credit Officer

Executive Vice President

Chief Operations Officer

Executive Vice President

Sales Division

Executive Vice President

CitizensTrust

Executive Vice President

Chief Risk Officer

Executive Vice President

General Counsel

Banking Experience

29 Years

4 Years

37 Years

24 Years

26 Years

32 Years

34 Years

25 Years

CVBF Service

7 Years

3 Years

6 Years

4 Years

11 Years

2 Years

26 Years

2 Years

4Q Results 2013 | cbbank.com

4

Board of Directors

Name

Ronald Kruse - Chairman

Linn Wiley - Vice Chairman

George Borba Jr.

Steve Del Guercio

Robert Jacoby

Ray O’Brien

Hal Oswalt

San Vaccaro

Chris Myers - CEO

CVB Experience

39 Years

22 Years

1 Year

1 Year

8 Years

1 Year

NEW

14 Years

7 Years

Age

75

75

46

52

72

57

65

81

51

4Q Results 2013 | cbbank.com

5

CVB Financial Corp.

Who is CVB Financial Corp.?

4Q Results 2013 | cbbank.com

Largest Banks Headquartered in California

Rank

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15

Name

Wells Fargo

Union Bank

Bank of the West

First Republic Bank

City National Bank

SVB Financial

East West Bank

OneWest Bank

Cathay Bank

CapitalSource Inc.

CVB Financial Corp.

Pacific Western Bank

BBCN

Farmers & Merchants of Long Beach

Westamerica Bank

Asset Size (12/31/13) In millions

$1,527,015

$105,894

$66,468

$42,113

$29,718

$26,417

$24,730

$23,468

$10,990

$8,905

$6,665

$6,533

$6,474

$5,215

$4,847

Source: SNL Financial

4Q Results 2013 | cbbank.com

7

Bank Accomplishments & Ratings

147 Consecutive Quarters of Profitability

97 Consecutive Quarters of Cash Dividends

#8 Rated Bank: BankDirector Magazine

Bank Performance Scorecard (August 2013)

BauerFinancial Report

Five Star Rating (July 2013)

Fitch Rating

BBB (September 2013)

4Q Results 2013 | cbbank.com

CVB Financial Corp.

Our Markets

4Q Results 2013 | cbbank.com

Existing Locations

38 Business Financial Centers

6 Commercial Banking Centers

3 CitizensTrust Locations


San Joaquin
Stanislaus
Merced
Madera
Fresno
Tulare
Kern
San Bernardino
Los Angeles
Riverside
Orange
San Diego
Corporate Office
Business Financial Centers
Commercial Banking Centers
CitizensTrust
San Diego Opening February 2014

4Q Results 2013 | cbbank.com

10

Deposits*

(000’s)

Los Angeles County

Inland Empire

(Riverside & San Bernardino Counties)

Central Valley

Orange County

Other

Total

# of Center Locations

17

9

10

8

0

44

Total Deposits (12/31/12)

$1,894,958

$1,668,906

$856,155

$582,616

$244,596

$5,247,231

Total Deposits (12/31/13)

$1,921,122

$1,842,239

$866,085

$651,139

$253,297

$5,533,882

Average Cost of Deposits (Full Year) 0.14% 0.12%

*Includes Customer Repurchase Agreements; Balance as of balance sheet date

4Q Results 2013 | cbbank.com

Non-Interest Bearing Deposits

$2,600,000

$2,400,000

$2,200,000

$2,000,000

$1,800,000

$1,600,000

$1,400,000

$1,200,000

$1,000,000

(000’s)

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2007

2008

2009

2010

2011

2012

2013

4Q Results 2013 | cbbank.com

Deposit Cost Comparison

Source: Q4 2013 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2 - $25 billion.

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

CVBF

Peers

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2007 2008 2009 2010 2011 2012 2013

4Q Results 2013 | cbbank.com

13

Total Loans*

as of 12/31/2013

(000’s)

Los Angeles County

Central Valley

Inland Empire

(Riverside & San Bernardino Counties)

Orange County

Other

Total

Non- Covered Loans*

$1,294,510

$705,521

$604,437

$518,664

$272,018

$3,395,150

Covered Loans*

$10,215

$153,730

$926

$0

$8,233

$173,104

Total Loans*

$1,304,725

$859,251

$605,363

$518,664

$280,251

$3,568,254

%

36.56%

24.08%

16.97%

14.54%

7.85%

100.00%

*Prior to MTM discount, loan fees, loan loss reserve and loans held for sale

4Q Results 2013 | cbbank.com

Total Loans*

$4,400,000

$4,200,000

$4,000,000

$3,800,000

$3,600,000

$3,400,000

$3,200,000

$3,000,000

$2,800,000

$2,600,000

$2,400,000

$2,200,000

$2,000,000

(000’s)

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2010

2011

2012

2013

Total Non-Covered Loans

Total Covered Loans

*Before deferred loan fees, discount, and loans held for sale

4Q Results 2013 | cbbank.com

Loan Portfolio Composition

Total Loans by Type

Municipal Lease Finance Receivables, 2.5%

Dairy, Livestock & Agribusiness, 8.4%

Commercial & Industrial, 14.9%

Construction RE, 1.4%

Commercial RE - Owner Occupied, 22.6%

Other, 1.7%

SFR Mortgage, 5.3%

Multi-Family, 5.3%

Commercial RE- Non-Owner, 37.9%

Source: Q4 2013 earnings release & company reports | Covered & Non Covered

4Q Results 2013 | cbbank.com

16

New/Enhanced Lending Initiatives

Residential Real Estate

Multi-Family

Asset Based Lending

Residential and Commercial Construction

4Q Results 2013 | cbbank.com

17

Total Covered Loans

$800,000

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$-

(000’s)

$184 million

$12.8 million

Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2009

2010

2011

2012

2013

Net of Discount

Includes Loans Held for Sale

4Q Results 2013 | cbbank.com

Non-Performing Assets Non-Covered

$200,000

$180,000

$160,000

$140,000

$120,000

$100,000

$80,000

$60,000

$40,000

$20,000

$-

(000’s)

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2009

2010

2011

2012

2013

Non-Performing Loans

OREO

4Q Results 2013 | cbbank.com

19

Classified Loans

Non-Covered

$800,000

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$-

(000’s)

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2009

2010

2011

2012

2013

4Q Results 2013 | cbbank.com

20

CVB Financial Corp.

Profits

4Q Results 2013 | cbbank.com

Net Income



$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
(000's)
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2007 2008 2009 2010 2011 2012 2013
Net Income After Taxes

★$20.4 million FHLB prepayment charge

4Q Results 2013 | cbbank.com

Earnings

(000’s) 2009 2010 2011 2012 12 Months to 12/31/2013

Net Interest Income $222,264 $259,317 $234,681 $236,950 $216,266

Provision for Loan Losses ($80,500) ($61,200) ($7,068) $0 $16,750

Other Operating Income/Expenses (Net) ($52,515) ($111,378) ($106,809) ($122,257) ($88,741)

Income Taxes ($23,830) ($23,804) ($39,071) ($37,413) ($48,667)

Net Profit After Tax $65,419 $62,935 $81,733 $77,280 $95,608

4Q Results 2013 | cbbank.com 23

Net Interest Margin

4.25%

4.00%

3.75%

3.50%

3.25%

3.00%

2.75%

2.50%

2.25%

2.00%

1.75%

1.50%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2007 2008 2009 2010 2011 2012 2013

Normalized*

*Normalized excludes accelerated accretion on covered loans

4Q Results 2013 | cbbank.com 24

Exhibit A

Exhibit A

CVB Financial Corp.

Expenses

4Q Results 2013 | cbbank.com

Expenses

(000’s) 2010 2011 2012 12 Months to 12/31/2013

Salaries & Employee Benefits $69,419 $69,993 $68,496 $71,015

Promotion & Entertainment $6,084 $4,977 $4,869 $4,681

Stationary & Supplies** $4,965 $3,645 $3,582 $3,535

Software Licenses & Maintenance $5,031 $3,669 $4,279 $4,671

Professional Services $13,308 $15,031 $7,170 $5,709

OREO Expense $7,490 $6,729 $2,146 $856

Other $62,195 $36,981 $47,618* $23,561

Total: $168,492 $141,025 $138,160 $114,028

*Includes $20.4 million FHLB prepayment charge

**Includes telecommunications expense

4Q Results 2013 | cbbank.com 26

CVB Financial Corp.

Bank Borrowings

4Q Results 2013 | cbbank.com

Outstanding Debt as of 12/31/2013

Type of Debt Balance at 12/31/2013 Interest Rate

FHLB Advance* $199,206 4.52% Fixed

Other Borrowings (overnight) $0

Subordinated Debentures

CVB Statutory Trust III $25,774 3-Month LIBOR + 1.38%

(000’s) Total $224,980

*FHLB Advance maturity is November, 28 2016. As of 12/31/13, prepayment penalty was estimated at $20.5 million.

4Q Results 2013 | cbbank.com 28

CVB Financial Corp.

Capital

4Q Results 2013 | cbbank.com

Capital Ratios

Regulatory Minimum Ratio Regulatory Well-Capitalized Ratio December 31, 2013*

Tier 1 Risk-based Capital Ratio 4.0% 6.0% 17.83%

Total Risk-based Capital Ratio 8.0% 10.0% 19.09%

Tier 1 Leverage Ratio 4.0% 5.0% 11.30%

Tangible Capital Ratio 10.81%

Core Tier 1 Capital Ratio 17.23%

* CVB Financial Corp. - Consolidated

4Q Results 2013 | cbbank.com 30

CVB Financial Corp.

Securities & Investments

4Q Results 2013 | cbbank.com

Securities Portfolio*

--$2.67 Billion--

CMO’s REMIC’s 13.75%

Trust Preferred 0.18%

Municipal Bonds 22.00%

MBS 51.81%

Government Agency & GSEs 12.26%

Yield on securities portfolio = 2.54% for the 4th Quarter 2013

Securities portfolio totaled $2.67 billion at 12/31/2013. The portfolio represents 40% of the Bank’s total assets

Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 98% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio

*Securities Available For Sale

4Q Results 2013 | cbbank.com

Source: Q4 2013 earnings release. As of 12/31/2013 securities held-to-maturity were valued at approximately $1.8 million | Yield on securities represents the fully taxable equivalent

Securities Portfolio*

$2.67 Billion

Mark-to-Market (Pre-tax)

$100,000

$80,000

$40,000

$20,000

$0

-$20,000

-$40,000 ($16,085)

Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec

09 09 09 10 10 10 10 11 11 11 11 12 12 12 12 13 13 13 13

(000’s)

*Securities Available For Sale

4Q Results 2013 | cbbank.com

CVBF Assets

12/31/06 $6.1 Billion

Loans, net, 49.9%

Securities 42.4%

Goodwill and intangibles 0.7%

Other, 4.6%

Fed Balance*, 2.4%

12/31/13 $6.7 Billion

Loans, net, 52.1%

Securities, 40.0%

Goodwill and intangibles 0.9%

Other, 6.9%

Fed Balance*, 0.1%

*Includes overnight funds held at the Federal Reserve, Interest earning - due from Correspondent Banks, other short-term money market accounts or certificates of deposit

4Q Results 2013 | cbbank.com 34

Yield on Securities vs. Yield on Loans

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2009 2010 2011 2012 2013

Yield on Loans* Yield on Securities

4Q Results 2013 | cbbank.com *Excluding Discount Accretion

CVBF Liabilities

12/31/06 $5.7 Billion

Junior subordinated Debentures, 1.9%

Borrowings, 36.0%

Total Deposits*, 61.4%

Other Liabilities, 0.7%

12/31/13 $5.9 Billion

Other Liabilities, 1.1%

Junior subordinated Debentures, 0.4%

Borrowings, 4.6%

Total Deposits*, 93.9%

*Includes Customer Repurchase Agreements

4Q Results 2013 | cbbank.com

CVB Financial Corp.

New Acquisition

4Q Results 2013 | cbbank.com 37

Overview of American Security Bank

Overview

Headquarters

Newport Beach, CA

Establishment Date

1990

Total Branches

5

Loan Composition (12/31/2013)

Profitability Metrics (LTM as of 12/31/2013)

Net Income (S-Corp, $000s) $2,939

Net Interest Margin 3.71%

Efficiency Ratio 83.63%

ROAA (S-Corp,%) 0.71%

ROATE (S-Corp,%) 6.85%

Deposit Composition (12/31/13)

Other 1.76%

CRE 72.50%

C&D,

3.41% Family

5.75%

Multifamily, 7.46%

C&I

9.12%

Jumbo Brokered

CDs, 2.81%

3.49% Retail

CDs,

10.41%

Interest Bearing; 33.51%

Non-Interest Bearing, 49.78%

Balance Sheet (12/31/13)

Total Assets($000s) $412,295

Total Loans ($000s) $252,605

Total Deposits ($000s) $356,203

Total Equity ($000s) $55,039

Tangible Equity ($000s) $42,774

TCE/TA 10.69%

Tier 1 Leverage Ratio 10.76%

Total RBC Ratio 16.76%

Loan / Deposit Ratio 70.92%

Asset Quality (12/31/13)

NPLs ($000s) $7,457

OREO ($000s) $827

NPAs ($000s) $8,284

NPAs / Assets 2.01%

NPAs / Loans 2.95%

Reserves / Loans 1.45%

LTM NCOs / Average Loans 0.43%

4Q Results 2013 | cbbank.com

Pro Forma Branch Map



Lancaster
Palmdale
Vincent
Adelanto
Apple Valley
Victorville
Hesperia
Santa Clarita
Wrightwood
Angeles National Forest
Simi Valley
San Fernando
La Canada Flintridge
San Gabriel Mountains
Crestline
Burbank
Altadena
Glendale
Glendora
Rancho Cucamonga
San Bernardino
West Hollywood
Baldwin Park
Beverly Hills
El Monte
Ontario
Los Angeles
Walnut
Pomona
Redlands
Santa Monica
Culver City
Montebello
Whittier
Chino
Riverside
Yucaipa
Inglewood
Downey
La Habra
Norwalk
Norco
Moreno Valley
Compton
Torrance
Carson
Lakewood
Garden Grove
Lomita
Long Beach
Perris
Rancho Palos Verdes
Seal Beach
Huntington Beach
Irvine
Lake Elsinore
Wildomar
Newport Beach
Laguna
Murrieta
Laguna Beach
Dana Point
Temecula
San Clemente
Citizens Business Bank
American Security Bank

4Q Results 2013 | cbbank.com

Transaction Highlights

Enhances CVBF

Shareholder Value

Strong Geographic &

Strategic Fit

Low Risk Profile

Immediately accretive to EPS

Modest dilution to tangible book value recouped in under four years

Valuable cost savings opportunities

Pro forma company well positioned for additional acquisition opportunities

Natural geographic fit produces both attractive expansion and consolidation opportunities

Enhanced presence in Orange County

Overlap in Corona and Apple Valley

Commercial banking focus

Strong noninterest deposit base

Addition of talented bankers and existing customer relationships able to leverage expanded resources and offerings of CBB

Extensive due diligence process completed

Existing strong knowledge of market area, business lines and key customers

Conservative approach to financial modeling

4Q Results 2013 | cbbank.com

Transaction Summary & Pro Forma Assumptions

Valuation

$57.0 million

133% Tangible Equity

4.3% Core Deposit Premium

Consideration 100% cash

Anticipated Closing Mid-year 2014

Selected Closing Conditions

Approval of Federal and State Regulators

Minimum financial thresholds for American Security Bank

Pro Forma Assumptions

Estimated Cost Savings

40%+ of American Security noninterest expense base

One-time Expenses

Estimated at $4.4 million pretax

Summary Fair Market Value & Accounting Adjustments

Loan Credit Mark: -4.5% of total loans (no recapture assumed)

Loan Rate Mark: +0.4% amortized SL over five years

1.5% Core Deposit Intangible amortized SYD over eight years

4Q Results 2013 | cbbank.com

Estimated Financial Impact

2015e EPS

5% EPS Accretion (estimated)

TBVPS Impact

~3.5% dilutive to tangible book value per share at closing (assumed 6/30/14)

Earn back in under four years (pro forma basis)

Earn back in under 6 months (spot basis)

Internal Rate of Return

>15%

Capital Ratios at Closing (assumed 6/30/14)

Tangible Common Equity / Tangible Assets: >10.0%

Tier 1 Leverage Ratio: >10.5%

Total RBC Ratio: ~18.0%

4Q Results 2013 | cbbank.com

CVB Financial Corp.

Our Growth Strategy

4Q Results 2013 | cbbank.com

Our Vision

Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

4Q Results 2013 | cbbank.com 44

Target Customer

The best privately-held and/or family-owned businesses throughout California

— Annual revenues of $1-200 million

— Top 25% in their respective industry

— Full relationship banking

— Build 20-year relationships

4Q Results 2013 | cbbank.com 45

Three Areas of Growth

Same Store Sales

DeNovo

Acquisitions

Banks Trust

4Q Results 2013 | cbbank.com 46

Acquisition Strategy

--Banks--

Target size: $200 million to $2 billion in assets

Financial & Strategic

In-market and/or adjacent geographic market (California only)

--Trust/Investment--

Target size: AUM of $200 million to $1 billion

In California

--Banking Teams--

In- market & ‘new’ markets

CVB Financial Corp.

4Q Results 2013 | cbbank.com

Our ‘Critical Few’

Execute on DeNovo Growth Initiatives

Pursue Strategic Acquisitions

Quality Loan Growth

Provide Customer Solutions Through Technology

Expand Market Share Through Same Store Sales

4Q Results 2013 | cbbank.com

CVB Financial Corp.

Copy of presentation at www.cbbank.com

4Q Results 2013 | cbbank.com